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                The Golden Rainbow A James Advised Mutual Fund




                Supplement to Prospectus dated October 29, 1997


On April 25, 1998, the Directors of the Flagship Admiral Funds Inc., of which The Golden Rainbow A James Advised Mutual Fund (the "Fund") is a series, voted to recommend that the shareholders approve a tax-free reorganization of the Fund, as described below.

Under the terms of the reorganization, subject to shareholder approval at a shareholder meeting scheduled to be held on June 11, 1998, the Fund would transfer all of its assets and liabilities to a series of The James Advantage Funds, which will adopt the name, The Golden Rainbow Fund (the "New Fund"), in a tax-free exchange for an equal number of shares of equal value of the New Fund. The James Advantage Funds is an Ohio Business Trust that is sponsored by James Investment Research, Inc., the Fund's investment adviser ("James"). James will serve as investment adviser to the New Fund. The New Fund will be operated in substantially the same manner as the Fund, except that the New Fund will not be sponsored by John Nuveen & Co. Incorporated and will not be part of the Nuveen Flagship Fund family. The reorganization is also subject to the approval of the Board of Trustees of The James Advantage Funds, which is scheduled to consider approval of the reorganization on May 4, 1998. Further information regarding the proposed reorganization and the shareholder meeting will be contained in a proxy statement that is scheduled to be mailed to shareholders on or about May 11, 1998.



April 29, 1998